December 17, 2012

VIA EDGAR

The United States Securities and
Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-8629

Re:           Nationwide Life and Annuity Insurance Company
Nationwide VL Separate Account-G
“Waddell & Reed Accumulation VUL II (National Version)
File Nos. 811-21697 and 333-182897

Nationwide Life Insurance Company
Nationwide VLI Separate Account-7
“Waddell & Reed Accumulation VUL II-New York (New York Version)
File Numbers:  811-21610 and 333-182893

Dear Mr. Oh:

On behalf of Nationwide Life Insurance Company and Nationwide Life and Annuity Company ("Nationwide") and its Nationwide VLI Separate Account-G and Nationwide VLI Separate Account-7 ("Variable Accounts"), we are filing this correspondence in relation to the above referenced Registration Statements, which were filed on November 14, 2012.  This filing is being made electronically via EDGAR in accordance with Regulation S-T.

The purpose of this correspondence is to provide redline changes to the Pre-Effective Amendments No. 1 that we made to the Registration Statements indicated above based on our telephone conversation on December 4, 2012.  Below is a summary of these changes.

1.	Prospectus comment 4.a.:

We have added back into the second paragraph of “The Policy-Generally” the following sentence:

“This prospectus contains all the material features of the policy.”

2.	Prospectus comment 4.c:

We have made the font one size smaller for the Investment Company of 1940 number on the bottom of the back cover.

3.	Prospectus comment 10.b:

We have fixed the typo in the NY version and revised the second sentence of the second paragraph of the “Unit Value Credit” section for both versions as follows:

If we make any changes to the amount of unit value credits or to the Sub-Accounts on which the unit value credits are applied, we will give the Owner 30 days advance notification in writing.

4.	Prospectus comment 14.a:

We have added a cross reference to Appendix E in footnote 2, in the third paragraph after the “Reduction of Surrender Charges” table, and in the third paragraph of “Changes in the Death Benefit Option” section.

The level of detail for the Maximum Surrender Charge Calculation (Appendix E for these products and Appendix D for the Protection products) varies between the products because of our compliance with state standard nonforfeiture law. Each product has unique guaranteed charges and each much provide cash surrender charges using those guaranteed charges. We have to test each combination of sex, class, specified amount band and issue age in order to certify to each state that we are compliant with its standard non forfeiture laws.  The surrender charge percentages for the Accumulation products have to be defined by the Death Benefit Option and band in order to comply with standard nonforfeiture law, however the Protection products do not have this requirement.

5.	Prospectus comment 14.d:

For the National version, we have added the maximum and minimum rider charges and the current administrative charge to the “Accelerated Death Benefit Rider” sub-section under “Policy Riders and Rider Charges” section.

6.	Prospectus comment 17.d:

We have fixed the typo in the National Version that appeared in Death Benefit Option 3.

7.	In the NY version we fixed the name of the “Overloan Lapse Protection Rider” in the “Policy Maturity” section.

8.	SAI comment 21:

Nationwide does not pay any company or person money for administrative services.  In the Services section of the SAI, we disclose that Nationwide receives funds from the mutual funds as payment for services we provide the mutual funds.  Therefore we have nothing to disclose in accordance with Item 17(c)(1).

Please contact me directly at (614) 249-6522 should you have any questions.

Sincerely,

/s/ JEANNY V. SIMAITIS

Jeanny V. Simaitis
Managing Counsel